UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant  to Section  13  OR 15(d) of the Securities Exchange Act of 1934

Date  of Report (Date  of earliest event reported): June 5, 2013 (June 4, 2013)

CENTRAL FEDERAL CORPORATION

(Exact name  of registrant  as specified  in  its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2923 Smith Road, Fairlawn, Ohio	44333	(330) 666-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the  appropriate box  below  if  the  Form  8-K  filing is  intended  to  simultaneously satisfy the  filing obligation  of  the  registrant under  any  of  the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)))

Item  5.02  Departure  of  Directors  or  Certain Officers; Election  of  Directors;  Appointment  of  Certain Officers: Compensatory Arrangements  of  Certain Officers.

(b)    On June 4, 2013, Donal H. Malenick submitted  his resignation as a Director of Central Federal Corporation and CFBank, effective  as of such date.

SIGNATURES

Pursuant  to the  requirements of the  Securities  Exchange  Act  of  1934, the  registrant has duly caused  this report  to  be  signed  on its behalf  by the  undersigned  hereunto  duly  authorized.

                                                                                                Central Federal Corporation

Date:  June 5, 2013By:/s/ John W. Helmsdoerfer

John W. Helmsdoerfer, CPA

Chief Financial Officer